UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________________________________________
FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 9, 2023
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CURO GROUP HOLDINGS CORP
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Hubbard, 8th Floor, Chicago, Illinois		60654
(Address of Principal Executive Offices)		(Zip Code)

(312) 470-2000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________
Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02     Results of Operations and Financial Condition

On May 10, 2023, CURO Group Holdings Corp. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2023. A copy of the press release and a supplemental presentation that will be used in conjunction with its earnings call with investors on May 10, 2023 is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and is incorporated herein by reference.

The information in this item, including Exhibit 99.1 and Exhibit 99.2, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement unless specifically identified therein as being incorporated by reference therein.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2023 Short-Term Incentive Plan

On May 9 2023, the Company’s Board of Directors (the “Board”) approved the 2023 Short-Term Incentive Plan (the “2023 STIP”) for participation by executive officers, including our named executive officers. Under the 2023 STIP, participants will be eligible to earn a cash bonus in an amount based upon a targeted percentage of the participant’s base salary. A participant’s cash bonus will be earned based upon the achievement of either or both of two specified Company performance objectives: (i) 2023 pre-tax income before provision build and recourse interest expense (80%) and (ii) 2023 minimum unrestricted cash (20%).

For the portion attributable to pre-tax income before provision build and recourse interest expense, a participant will be eligible to earn 80% of target bonus if the Company achieves a pre-determined level. Bonus eligibility for achievement above or below that level will be determined by the Compensation Committee of the Board.

For the portion attributable to the minimum unrestricted cash objective, a participant will be eligible to earn 20% of target bonus if the Company achieves a pre-determined level. This objective is a pass or fail objective.

A participant must be employed by the Company for the entire performance period and be an active employee at the time of payment to be eligible to receive a cash bonus under the 2023 STIP, except as otherwise (i) required by state law, (ii) provided in an employment agreement between the participant and the Company or (iii) determined by the Compensation Committee of the Board.

A form of award agreement for the 2023 STIP is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.

ITEM 9.01     Financial Statements and Exhibits

(d). Exhibits

Exhibit Number	Description
10.1	2023 Short-Term Incentive Plan and Award Notice
99.1	Press Release, dated May 10, 2023
99.2	Supplemental Earnings Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 10th day of May, 2023.

                        CURO Group Holdings Corp.
                        By: /s/ Ismail Dawood______
                        Ismail Dawood
                        Chief Financial Officer